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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 12, 2005, which appears on page F-2 of the annual report on Form 10-K of Outlook Group Corp and Subsidiaries for the year ended May 31, 2005, and to all references to our Firm in the Registration Statement.


                                        /s/ Virchow, Krause & Company, LLP

Green Bay, Wisconsin
October 21, 2005